UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2006

SERVICES ACQUISITION CORP. INTERNATIONAL
(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Olas Boulevard, Suite 1140
Fort Lauderdale, Florida 33301
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 713-1165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

(d)	On November 17, 2006, Services Acquisition Corp. International (the ‘‘Company’’) issued a press release with respect to its approval to list its common stock, warrants and units on the NASDAQ Global Market which are currently anticipated to commence trading at the open of business on November 29, 2006, the anticipated date of the consummation of the merger with Jamba Juice Company. In connection with such approval, the Company provided written notification to the American Stock Exchange of its intent to withdraw from such exchange effective as of the close of business on November 28, 2006. On November 28, 2006, the Company anticipates filing the required Form 25 and an amendment to its Form 8-A to effectuate such withdrawal and transfer.

The press release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibit.

99.1        Press Release dated November 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICES ACQUISITION CORP. INTERNATIONAL

Dated: November 24, 2006

/s/ Steven R. Berrard
Steven R. Berrard Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 17, 2006.